SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date or earliest event reported) September 28, 1998


                          AMPCO-PITTSBURGH CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Pennsylvania                    1-898                    25-1117717
- --------------------------------------------------------------------------------
(State or other jurisdiction  (Commission file number)       (I.R.S. Employer
     of incorporation)                                    Identification Number)

   600 Grant Street
    Pittsburgh, PA                                                15219
- --------------------------------------------------------------------------------
(Address of principal                                           (Zip Code)
  executive offices)

       Registrant's telephone number, including area code: (412) 456-4400
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Item 5.  Other Events.

         On September 28, 1998, the Board of Directors of Ampco-Pittsburgh Corporation (the "Company") declared a dividend distribution of one Right for each outstanding share of Common Stock, par value $1.00 per share (a "Common Share"), of the Company to shareholders of record at the close of business on November 2, 1998 (the "Record Date"). Except as set forth below, each Right entitles the registered holder to purchase from the Company one one-hundredth (1/100) of a share of Series A Preference Stock, without par value ("Series A Shares"), at a price of $45.00 (the "Purchase Price"), subject to adjustment. The Purchase Price shall be paid in cash. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

         Initially, no separate Right Certificates will be distributed. Until the earlier to occur of (a) twenty (20) business days (or such later date as may be determined by the Board) following a public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (as such term is defined below) or (b) twenty (20) business days following the commencement of a tender offer or exchange offer if, upon consummation thereof, such person or group would be the beneficial owner of twenty percent (20%) or more of such outstanding Common Shares (the earlier of such dates being called the "Separation Date"), the Rights will be evidenced, with respect to any Common Shares outstanding as of the Record Date, by the certificates representing such Common Shares. The Rights Agreement provides that, until the Separation Date, the Rights will be transferred with, and only with, Common Share certificates. From as soon as practicable after the Record Date and until the Separation Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Separation Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date will also constitute the transfer of the Rights associated with the Common Shares represented by such certificates. As soon as practicable following the Separation Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Separation Date and there, such separate Right Certificates alone will evidence the Rights.

         "Acquiring Person" is defined in the Rights Agreement as any person who, together with all affiliates and associates of such person, is the beneficial owner of twenty percent (20%) or more of the Common Shares then outstanding, but shall not include (i) the Company, (ii) any wholly owned subsidiary of the Company, (iii) any employee benefit plan of the Company or any subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such plan, (v) Louis Berkman ("LB"), The Louis Berkman Company, an Ohio corporation ("LB
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                                                                               3

Co."), or any affiliate or associate of LB or LB Co. (but only to the extent that LB, LB Co. and their affiliates and associates beneficially own less than thirty percent (30%) of the Common Shares of the Company) or (vi) any person, together with affiliates and associates of such person who or which would be an Acquiring Person solely by reason of (A) being the beneficial owner of Common Shares, the beneficial ownership of which was acquired by such person (and the affiliates and associates of such person) pursuant to any action or transaction approved by the Board, upon the affirmative vote of a majority of the Independent Directors (as defined below), prior to the Separation Date or (B) a reduction in the number of issued and outstanding Common Shares pursuant to a transaction approved by the Board, upon the affirmative vote of a majority of the Independent Directors; provided, however, that in the event that such person described in this clause (vi) does not become an Acquiring Person by reason of subclause (A) or (B) of this clause (vi), such person nonetheless shall become an Acquiring Person in the event that such person, together with all affiliates and associates of such person, thereafter acquires beneficial ownership of any additional Common Shares (unless the acquisition of such beneficial ownership would not result in such person becoming an Acquiring Person by reason of subclause (A) or (B) of this clause (vi) without regard to this proviso) and thereafter such person, together with all affiliates and associates of such person, shall be the beneficial owner of twenty percent (20%) or more of the Common Shares then outstanding.

         The Rights are not exercisable until the Separation Date and will expire on November 1, 2008, unless earlier redeemed by the Company as described below.

         In the event that, at any time following the Separation Date, (a) the Company is the surviving corporation in a merger with an Acquiring Person and the Company's Common Shares are not changed or exchanged, (b) a person (other than the Company and its Affiliates) becomes the beneficial owner of thirty percent (30%) or more of the then outstanding Common Shares, (other than as a result of (i) a transaction approved by the Board, upon the affirmative vote of a majority of the Independent Directors, or (ii) a reduction in the number of issued and outstanding Common Shares pursuant to a transaction approved by the Board, upon the affirmative vote of a majority of the Independent Directors),
(c) an Acquiring Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement or (d) during such time as there is an Acquiring Person, an event occurs that results in such Acquiring Person's ownership interest being increased by more than one percent (e.g., a reverse stock split), the Rights Agreement provides that proper provision shall be made so that each holder of a Right will thereafter be entitled to receive, upon exercise, Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Purchase Price.

         In the event that, at any time following the first date of public announcement by the Company or an Acquiring Person indicating that an Acquiring
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                                                                               4

Person has become such (the "Shares Acquisition Date"), (a) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (b) the Company engages in a merger or other business combination transaction with another person in which the Company is the surviving corporation, but in which its Common Shares are changed or exchanged or (c) fifty percent (50%) or more of the Company's assets or earning power is sold or transferred, the Rights Agreement provides that proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price, common shares of the acquiring company having a value equal to two times the Purchase Price.

         Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in the fifth and sixth paragraphs of this Summary, any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person shall immediately become null and void. The Rights Agreement contains provisions intended to prevent the utilization of voting trusts or similar arrangements that could have the effect of rendering ineffective or circumventing the beneficial ownership rules set forth in the Rights Agreement.

         The Purchase Price payable, and the number of Series A Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (a) in the event of a dividend of Series A Shares on, or a subdivision, combination or reclassification of, the Series A Shares, (b) upon the grant to holders of the Series A Shares of certain rights or warrants to subscribe for Series A Shares or securities convertible into Series A Shares at less than the current market price of the Series A Shares or (c) upon the distribution to holders of the Series A Shares of debt securities or assets (excluding regular quarterly cash dividends and dividends payable in Series A Shares) or of subscription rights or warrants (other than those referred to above).

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares that are not integral multiples of one one-hundredth (1/100) of a Series A Share will be issued and, in lieu thereof, an adjustment in cash will be made based on the closing price of the Series A Shares on the last trading date prior to the date of exercise.

         At any time after the date of the Rights Agreement until twenty (20) Business Days (a period that can be extended) following the Shares Acquisition Date, the Board of Directors of the Company (the "Board"), with the concurrence of a majority of the Independent Directors or shareholders holding at least 662/3% of the outstanding Common Shares (as well as the affirmative vote of 662/3% of all outstanding Common Shares owned by persons other than an Acquiring Person), may redeem the Rights in whole, but not in part, at a price of $0.01 per Right, subject to adjustment (the "Redemption Price"). Thereafter, the Board may only redeem the
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                                                                               5

Rights in certain specified circumstances, including in connection with certain events not involving an Acquiring Person or an affiliate or associate of an Acquiring Person. In addition, the Company's right of redemption may be reinstated if (a) an Acquiring Person reduces its beneficial ownership to ten percent (10%) or less of the outstanding Common Shares in a transaction or series of transactions not involving the Company and (b) there is at such time no other Acquiring Person. Immediately upon the action of the Board ordering redemption of the Rights, the Rights will no longer be exercisable, except upon the occurrence of certain events that have the effect of deferring the effective time of the redemption. In general, thereafter the only right of the holders of Rights will be to receive the Redemption Price.

         As used in the Rights Agreement, the term "Independent Directors" means
(i) those members of the Board who are not officers or employees of the Company or of any Subsidiary of the Company and who are not Acquiring Persons or their affiliates, associates, nominees or representatives, and who were members of the Board prior to the time any person became an Acquiring Person and (ii) any successor to a member of the Board who was a member of the Board prior to the time any person become an Acquiring Person, but only if such successor (x) is not a an officer or employee of Company or any Subsidiary of the Company and is not an Acquiring Person or an affiliate or an associate of an Acquiring Person or a nominee or representative of an Acquiring Person or any such affiliate or associate and (y) was recommended for election or elected to succeed such member of the Board by a majority of the Independent Directors then on the Board.

         The Board may, at its option, at any time after the right of the Board to redeem the Rights has expired or terminated (with certain exceptions), exchange all or part of the then outstanding and exercisable Rights (other than those held by the Acquiring Person and affiliates and associates of the Acquiring Person) for Common Shares at a ratio of one Common Share per Right, as adjusted; provided, however, that such Right cannot be exercised once a person, together with such person's affiliates and associates, becomes the owner of fifty percent (50%) or more of the outstanding Common Shares. If the Board authorizes such an exchange, the Rights will immediately cease to be exercisable.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Shares (or other consideration) of the Company or for common shares of the Acquiring Person as set forth above.

         Other than those provisions relating to the principal economic terms of the Rights or imposing limitations on the right to amend the Agreement, any of the provisions of the Rights Agreement may be amended by the Board, with the
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                                                                               6

concurrence of a majority of the Independent Directors or approval of the shareholders of the Company holding at least 66-2/3% of the outstanding Common Shares (as well as the affirmative vote of 66-2/3% of all outstanding Common Shares owned by persons other than an Acquiring Person); provided, however, that
(a) such amendment after the Separation Date will not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person) and (b) no amendment shall be made at such time as the Rights are no longer redeemable (except for the possibility of the right of redemption being reinstated as described above).

         Attached hereto as Exhibit 4.1 and incorporated herein by reference is a form of the Rights Agreement, dated as of September 28, 1998, between Ampco-Pittsburgh Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, specifying the term of the Rights, including the following exhibits:
Exhibit A -- Amended and Restated Statement with respect to Series A Preference Stock; Exhibit B -- Form of Right Certificate; and Exhibit C -- Summary of Rights to Purchase Series A Preference Stock. The foregoing description of the Rights is qualified by reference to the Rights Agreement and the Exhibits thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

                 4.1 Rights Agreement between Ampco-Pittsburgh Corporation and ChaseMellon Shareholder Services, L.L.C. dated as of September 28, 1998.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMPCO-PITTSBURGH CORPORATION


Date: September 29, 1998                 By: /s/ Robert A. Paul
                                         ----------------------
                                         Robert A. Paul
                                         President and Chief Executive Officer